UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 22, 2013
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2013, in response to recent changes under Nevada law, the Board of Directors of Boyd Gaming Corporation (the “Company”) approved an amendment and restatement (collectively, the “Amendment”) of the Company's bylaws, effective as of the same date. The Amendment modified certain of the provisions of Article 2 (Meetings of Stockholders) and Article 5 (Notice) of the Company's bylaws to (1) remove the requirements in Section 2.4 thereof that notices of meetings to stockholders must be written, signed and, with respect to annual meetings, state the purposes thereof and (2) update the electronic transmission provisions in Section 5.1.2 of the Company's bylaws to authorize the transmission of notices electronically in accordance with Nevada law.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2013	Boyd Gaming Corporation

/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws